Third Quarter 2012 Earnings Conference Call November 8, 2012 ©2012 Oldemark LLC 1 Exhibit 99.1

JOHN BARKER CHIEF COMMUNICATIONS OFFICER 2

The Wendy’s Company Today’s Agenda The Wendy’s Company Opening Comments Emil Brolick Financial Update Steve Hare CEO Overview Emil Brolick Q&A 3

Forward-Looking Statements and
Non-GAAP Financial Measures

The Wendy’s Company
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on
November 8, 2012 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share.
Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on November 8, 2012 and posted on www.aboutwendys.com.

EMIL BROLICK PRESIDENT & CHIEF EXECUTIVE OFFICER 5

The Wendy’s Company

Core Organic
Growth
Strategies
Shareholder
Value-Enhancing
Initiatives
North America Same-Store Sales Growth
North America Same-Store Sales Growth
Image / Experience Activation
Image / Experience Activation
New Restaurant Development
Restaurant Utilization
& Daypart Expansion
Global Growth
Global Growth
Financial Management
Financial Management
Restaurant Ownership
Restaurant Ownership
Optimization
Optimization

The Wendy’s Company Recipe to Win Working! Reaffirming 2012 Outlook … Solid Growth Expected in 2013

The Wendy’s Company Making Significant Progress on Image Activation

The Wendy’s Company Sixth Consecutive Quarter of Positive SSS

The Wendy’s Company
RECIPE TO WIN
PEOPLE
PEOPLE
5-Star Athletes
5-Star Athletes
PRICE
PRICE
New QSR Quality at QSR Price
New QSR Quality at QSR Price
PRODUCT
PRODUCT
Play a different game. Superior
Play a different game. Superior
perceived quality, competitive price.
perceived quality, competitive price.
PROMOTION
PROMOTION
Strategically driven, tactically brilliant
Strategically driven, tactically brilliant
PLACE
PLACE
The complete brand experience
The complete brand experience
PERFORMANCE
PERFORMANCE
Keeping the brand promise
Keeping the brand promise
The Wendy’s Company

The Wendy’s Company Long-Term Adjusted EBITDA and Adjusted EPS Growth: High Single-Digit to Low Double-Digit Range

The Wendy’s Company Free Cash Flow & Flexibility of Our Balance Sheet

The Wendy’s Company 100% increase in dividend $100 million share repurchase program

STEVE HARE CHIEF FINANCIAL OFFICER 14

Q3 2012 Financial Highlights
Company
Restaurant Margin
Q3 2012   13.9%
Q3 2011   13.7%
+20 bps

North America
Same-Store Sales
Company-Operated   +2.7%
Franchise                       +2.9%
Systemwide                  +2.8%
August – September July – August

Q3 2012 Financial Summary
Q3 2012 Q3 2011
Better/
(Worse)
Sales 558.3 $      534.5 $      23.8 $
Franchise revenues 78.0            76.9            1.1
   Total revenues 636.3 $      611.4 $      24.9 $
Adjusted EBITDA from continuing operations* 84.5 $        87.0 $        (2.5) $
(Unaudited)
($ in millions)

*See reconciliation of Adjusted EBITDA from continuing operations in the appendix.

Impact of Image Activation on Q3
and Q4 2012 Adjusted EBITDA
Q3
$4 million negative impact from
temporary closure of restaurants and
other costs related to
Image Activation
Q4
Expect positive impact from 47
reimaged restaurants that
re-opened late in Q3 and early in Q4

Income from Continuing Operations and Special Items

(Unaudited)
($ in thousands except per share amounts)
After tax Per share (b) After tax Per share
Adjusted income and adjusted earnings per share from continuing operations (a) 11,300 $    0.03 $        17,563 $  0.05 $
(Less):
Loss on early extinguishment of debt (30,926)      (0.08)          -               -
Facilities relocation and other transition costs (6,977)        (0.02)          -               -
Transaction related costs (89)             (0.00)          (15,019)    (0.04)
   Total adjustments (37,992)      (0.10)          (15,019)    (0.04)
(Loss) income and earnings per share from continuing operations (26,692) $   (0.07) $       2,544 $    0.01 $
Third Quarter
2012 2011
(a) See reconciliation of Adjusted Income and Adjusted Earnings per Share from Continuing Operations in the appendix.
(b) Adjusted earnings per share amounts for the third quarter include the dilutive effect of stock options and restricted shares.  The effect of stock options and restricted shares was excluded from the reported number of shares used to calculate basic and diluted loss per share, as the impact would have been anti-dilutive.  Included in the appendix is a reconciliation of the number of shares used to calculate adjusted earnings per share amounts.

Financial Management
Financial Management
Global Growth
Global Growth
Restaurant Utilization
& Daypart Expansion
Restaurant Ownership
Restaurant Ownership
Optimization
Optimization
New Restaurant Development
Image / Experience Activation
Image / Experience Activation
North America Same-Store Sales Growth
North America Same-Store Sales Growth

Core Organic
Growth
Strategies
Shareholder
Value-Enhancing
Initiatives
The Wendy’s Company

Free Cash Flow Highlights & Projections

(Unaudited)
($ in millions) 3 YearE
2011 2012E 2013E (Cumulative)
Adjusted EBITDA* 331 $                328 $                355 $                1,014 $
Cash Interest & Taxes (126) (121) (86) (333)
Operating Cash Flow 205 207 269 681
Base Capital Spending (96) (125) (100) (321)
Free Cash Flow 109 $                82 $                   169 $                360 $
*See reconciliation of Adjusted EBITDA from continuing operations in the appendix; represents midpoint of current outlook. Because certain income statement items needed to calculate income from continuing operations vary from quarter to quarter, the Company is unable to provide projections of income from continuing operations or a reconciliation of projected Adjusted EBITDA from continuing operations to projected income from continuing operations.

Capital Allocation to Support Organic
Growth and Returns to Stockholders
Strong cash position
$454 million of cash
Consistent free cash flow generation in excess of base capital expenditures
Expected high return on investment from Image Activation
Flexibility to fund both growth and returns to stockholders
Up to $500 million of capital expenditures committed to Image Activation through 2015
Increased dividend in Q4 and stock repurchases authorized

Initiatives to Increase
Stockholder Returns
100 percent increase in quarterly dividend
Q4 increase from $0.02 to $0.04 per share
Payable on Dec. 17 to stockholders of record on Dec. 3
$100 million share repurchase program

Selected Balance Sheet Highlights
($ in Millions)
Cash 454 $
Senior Debt 1,424 $
Capital Leases and Other Debt 33
Total Debt 1,457 $
TTM Adjusted EBITDA* 318 $
Total Debt / TTM Adjusted EBITDA* 4.6x
Net Debt / TTM Adjusted EBITDA* 3.2x
September 30, 2012

*See reconciliation of Adjusted EBITDA from continuing operations in the appendix.

2012, 2013 and Long-Term Earnings Outlook
2012

Reaffirming
Adjusted EBITDA
from continuing
operations
in a range of
$320 to $335
million
Adjusted EBITDA
from continuing
operations in a
range of
$350 to $360
million
Average annual
Adjusted EBITDA
and Adjusted EPS
growth rates in
high-single-digit
to low-double-
digit  range
2013 Long-Term

EMIL BROLICK 25

Financial Management
Financial Management
Global Growth
Global Growth
Restaurant Utilization
& Daypart Expansion
Restaurant Ownership
Restaurant Ownership
Optimization
Optimization
New Restaurant Development
Image / Experience Activation
Image / Experience Activation
North America Same-Store Sales Growth
North America Same-Store Sales Growth

Core Organic
Growth
Strategies
Shareholder
Value-Enhancing
Initiatives
The Wendy’s Company

Delivers “A Cut Above” brand positioning
• Creates a great work environment for our restaurant teams
• Distinguishes Wendy’s from other traditional QSRs
• Customers tell us they love the restaurants

The Wendy’s Company 28 10 Reimages Average Annualized Sales +25%

The Wendy’s Company Salt Lake City, UT

30 The Wendy’s Company Raleigh, NC

IMAGE ACTIVATION BRAND IMAGE PEOPLE & SERVICE CUSTOMER EXPERIENCE FOOD EXPERIENCE 31

Wendy's Brand Transformation 32 Restaurant Signage, Merchandising, & Uniforms Advertising, PR, Websites, Social Media & Packaging

TIER I
TIER II
TIER III
2013: Tiered Design Strategy to Optimize Returns
The Wendy’s Company
Targeted
Investment*
$650 to $750K $510 to 550K $375K
Sales Lift > 25% 20% 7.5%
*Estimates based on Company’s current outlook; excludes maintenance cap ex and other costs

The Wendy’s Company

Company
100
Reimages
All Tiers
25
New Restaurants
Franchise
Expect
100
Reimages
Majority Tier I
Introduce Tier II and
Tier III Designs
50
New Restaurants
Estimates based on Company’s current outlook

Company Image Activation Plan For 2013 100 Reimages and 25 New Restaurants 35

The Wendy’s Company 36 Franchise Interest is Growing Offering incentive for Tier 1

The Wendy’s Company

Image Activation Expansion
Estimates based on Company’s current outlook
2011 2015
750
50%
of company restaurants
Image Activated
by end of 2015
50%
of company restaurants
Image Activated
by end of 2015
approx.
restaurants

The Wendy’s Company

System Optimization to Yield Multiple
Benefits; Strengthen Overall System
Strong
Franchise
Base
New
Franchisees
Optimal
System
In-market concentration
Restaurant performance
Optimal franchise mix
to maximize value
High-quality operators
Strong, more concentrated
franchise platforms
Ability to image activate
Existing
Company-
Owned
Footprint
The Wendy’s Company

Financial Management
Global Growth
Restaurant Utilization
& Daypart Expansion
Restaurant Ownership
Optimization
New Restaurant Development
Image / Experience Activation
North America Same-Store Sales Growth
Core Organic
Growth
Strategies
Shareholder
Value-Enhancing
Initiatives

The Wendy’s Company

SOMETHING TO BUY SOMETHING TO BUY INTO 40 MARKETING: DUAL CAMPAIGN LEGS

Consumers Remember It!

53
49
42
35
AD AWARENESS
+12%
Source: Millward Brown/Brand Health Tracking Study (August 2012 vs. April 2012)
QSR HAMBURGER
COMPETITOR A
QSR HAMBURGER
COMPETITOR B
QSR SANDWICH
COMPETITOR A
The Wendy’s Company

Consumers Respond To It!

BRAND CONSIDERATION
+9%
Source: Millward Brown/Brand Health Tracking Study (August 2012 vs. April 2012)
QSR HAMBURGER
COMPETITOR A
QSR HAMBURGER
COMPETITOR B
QSR SANDWICH
COMPETITOR A
The Wendy’s Company

Successful Premium Product Launches 43 Asiago Ranch Chicken Club

Growing Share in Premium Segments 44 HAMBURGER CHICKEN SALADS JJA’11 SON’11 DJF’12 MAM’12 JJA’12 JJA’12 Source: The NPD Group / CREST ® NEW QSR COMPETITOR Y QSR HAMBURGER COMPETITOR X

Recent Awards and Recognition
ZAGAT: #1 Overall Mega Chain
ACSI: #1 in Hamburger Category
You Gov Social Media: #2 Buzz Index
QSR Magazine: Fastest Drive-Thru
Food Network: Chef’s Choice
Trademarks are the property of their respective owners.

JOHN BARKER CHIEF COMMUNICATIONS OFFICER 46

The Wendy’s Company 2013 Events January 16-17: ICR Conference in Miami, FL February 28: Q4 and 2012 Earnings Release Upcoming Investor Calendar 47

Q&A 48

49 The Wendy’s Company

Appendix 50

Reconciliation of Adjusted EBITDA from Continuing Operations to Net (Loss) Income Attributable to The Wendy’s Company 51

Reconciliation of Adjusted Income and Adjusted Earnings per Share from
Continuing Operations to Net (Loss) Income and Earnings per Share
Attributable to The Wendy’s Company

(a) Adjusted earnings per share amounts for the three and nine months ended September 30, 2012, include the dilutive effect of stock options and restricted shares.  The effect of stock options and restricted shares was excluded from the reported number of shares used to calculate basic and diluted loss per share, as the impact would have been anti-dilutive.  Included above is a reconciliation of the number of shares used to calculate adjusted earnings per share amounts.